Shareholders' Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Shareholders’ Equity
Shareholders’ Equity

Shareholders’ equity increased $11.8 million to $118.1 million at December 31, 2017 compared to $106.3 million at December 31, 2016, primarily due to net income of $12.9 million. Other items impacting shareholders’ equity included $2.4 million in dividends paid on common stock, $1.3 million from the issuance of common stock under employee benefit plans and $46 thousand in accumulated other comprehensive income net of tax. The issuance of common stock under employee benefit plans includes nonqualified stock options and restricted stock expense related entries, employee option exercises and the tax benefit of options exercised.

Repurchase Plan

On October 21, 2002, the Company authorized the repurchase of up to 10 percent of its outstanding common stock.  The amount and timing of purchases is dependent upon a number of factors, including the price and availability of the Company’s shares, general market conditions and competing alternate uses of funds.  As of December 31, 2017, the Company had repurchased a total of 556 thousand shares, of which 131 thousand shares have been retired, leaving 153 thousand shares remaining to be repurchased under the plan.  There were no shares repurchased during 2017 or 2016.